                                                                   EXHIBIT 10.12
                                                                   -------------


- --------------------------------------------------------------------------------


                         REGISTRATION RIGHTS AGREEMENT

                        dated as of September 13, 1994

                                 by and between

                         PYRAMID TECHNOLOGY CORPORATION


                                      and


                   SIEMENS NIXDORF INFORMATION SYSTEMS, INC.

- --------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                            Page

1.   Effectiveness.........................................................    1

2.   Demand Registration...................................................    1

3.   Company Registration..................................................    2

4.   Obligations of the Company............................................    2

5.   Standoff Agreement....................................................    4

6.   Expenses..............................................................    4

7.   Indemnification.......................................................    5

     (a)    Indemnification by the Company ................................    5
     (b)    Indemnification by the Purchaser...............................    5
     (c)    Notice of Claims...............................................    6

8.   Termination of Registration Rights....................................    6

9.   Notices...............................................................    7

10.  Captions and Headings.................................................    8

11.  Entire Agreement; Amendments..........................................    8

12.  Governing Law.........................................................    8

13.  Assignability.........................................................    8

14.  Severability..........................................................    8

15.  Counterparts..........................................................    8

                         REGISTRATION RIGHTS AGREEMENT


    THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made as of September 13, 1994, by and between Pyramid Technology Corporation, a Delaware corporation (the "Company"), and Siemens Nixdorf Information Systems, Inc., a Massachusetts corporation (the "Purchaser"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Purchase Agreement (as defined below).

    A. The Purchaser intends to purchase an equity interest in the Company pursuant to the terms and conditions of a certain Common Stock and Warrant Purchase Agreement dated as of August 21, 1994 (the "Purchase Agreement").

    B. The Purchase Agreement requires that the Company enter into this Agreement with the Purchaser.

    NOW, THEREFORE, in consideration of the foregoing, the parties to this Agreement hereby agree as follows:

    1.  Effectiveness.  The rights and obligations of the parties hereto shall
        -------------
be effective only upon the closing of the transactions contemplated by the Purchase Agreement.

    2.  Demand Registration.  If, at any time and from time to time after
        -------------------
September 13, 1995, the Purchaser shall request the Company in writing to register under the Securities Act of 1933, as amended (the "Securities Act"), any shares of the Common Stock of the Company (the "Common Stock") owned by the Purchaser or its Affiliates immediately prior to the Closing (as defined in the Purchase Agreement) or acquired by the Purchaser or its Affiliates under the Purchase Agreement or acquired by exercise of the Warrant (as defined in the Purchase Agreement) (the shares of Common Stock so acquired and subject to such request being herein referred to as the "Subject Stock"), the Company shall use its best efforts to cause the shares of Subject Stock specified in such request to be registered as soon as reasonably practicable so as to permit the sale thereof, and in connection therewith shall prepare and file a Form S-3 registration statement or such other form as is then available (or any successor form of registration statement to such Form S-3 or other available registration statement) with the Securities and Exchange Commission (the "SEC") under the Securities Act to effect such registration; provided, however, that such request shall (i) specify the number of shares of Subject Stock intended to be offered and sold, which number of shares shall represent Subject Stock (A) with an aggregate market value of at least $4,000,000, based on the average closing sale price of the Common Stock for the ten (10) trading days preceding the date prior to the date of the Purchaser's request first received by the Company, and (B) that does not exceed 15% of the then outstanding Voting Stock of the Company (as defined in the Purchase Agreement), (ii) express the present intention of the Purchaser to offer or cause the offering of such shares of Subject Stock for distribution, (iii) describe the nature or method of the proposed offer and sale thereof, and (iv) contain the undertaking of the Purchaser to provide all such information and materials and take all such action as may be required in order to permit the Company to comply with all applicable requirements of the SEC and to obtain any desired acceleration of the effective date of such registration statement. Notwithstanding the foregoing and Section 4 hereof, upon delivery to the Purchaser of written notice, the Company shall be entitled, with reasonable justifi-cation, upon written request to the Purchaser from the Company and its underwriters to postpone filing of the registration statement for a reasonable period of time, but not in excess of sixty (60) days. The Company shall not be required to effect more than three demand registration statements under this Agreement.

    3.  Company Registration.
        --------------------

        (a) If, at any time after September 13, 1995 the Company shall determine to register any shares of Common Stock, whether for its own account or for a security holder or holders exercising their respective demand registration rights (to the extent any may be granted in the future), other than (i) a registration relating solely to employee benefit plans on Form S-1 or S-8 or similar forms which may be promulgated in the future, or (ii) a registration on Form S-4 or similar form which may be promulgated in the future relating solely to a SEC Rule 145 transaction, the Company will promptly give to the Purchaser written notice thereof and include in such registration (and any related qualification under Blue Sky laws or other compliance), and in any underwriting involved therein, all Subject Stock specified in a written request, made within fifteen (15) business days after receipt of such written notice from the Company by the Purchaser.

        (b) If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Purchaser as a part of the written notice given pursuant to Section 3(a). In such event the right of the Purchaser to registration pursuant to this
Section 3 shall be conditioned upon such Purchaser's agreeing to participate in such underwriting and in the inclusion of the Purchaser's Subject Stock in the underwriting to the extent provided herein. The Purchaser shall (together with the Company) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section 3, if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may exclude all or any portion of the Subject Stock requested to be included. The Company shall so advise the Purchaser and the other holders distributing their Common Stock through such underwriting, if any, and the number of Subject Stock and other securities that may be included in the registration and underwriting shall be allocated among all holders thereof (other than those holders who are exercising their demand registration rights) in proportion, as nearly as practicable, to the respective amounts of Common Stock entitled to inclusion in such registration held by such holders at the time of filing the registration statement. If the Purchaser disapproves of the terms of any such underwriting, the Purchaser may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Common Stock excluded or withdrawn from such underwriting shall be withdrawn from such registration.

    4.  Obligations of the Company.  Whenever the Company is required by the
        --------------------------
provisions of this Agreement to use its best efforts to effect the registration of any Common Stock under the Securities Act, the Company shall (i) prepare and, as soon as possible (in any event within 60 days of Purchaser's request), file with the SEC a registration statement with respect to the shares of Subject Stock, and shall use its best efforts to cause such registration statement to become effective and to remain effective until the earlier of the sale of the shares of Subject Stock so registered or sixty (60) days subsequent to the effective date of such registration; (ii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to make and to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities proposed to be registered in such registration statement until the earlier of the sale of the shares of Subject Stock so registered or sixty
(60) days subsequent to the effective date of such registration statement, (iii) furnish to the Purchaser such number of copies of any prospectus (including any preliminary prospectus and any amended or supplemented prospectus) in conformity with the requirements of the Securities Act as the Purchaser may reasonably request in order to effect the offering and sale of the shares of Subject Stock to be offered and sold, but only while the Company shall be required under the provisions hereof to cause the registration statement to remain current; (iv) use its best efforts to register or qualify the shares of Subject Stock covered by such registration statement under the securities or blue sky laws of such states as the Purchaser shall reasonably request, maintain any such registration or qualification current until the earlier of the sale of the shares of Subject Stock so registered or sixty (60) days subsequent to the effective date of the registration statement, and do any and all other acts and things either necessary or advisable to enable the Purchaser to consummate the public sale or other disposition of the shares of Subject Stock in jurisdictions where the Purchaser desires to effect such sales or other disposition (but the Company shall not be required to take any action that would subject it to the general jurisdiction of the courts of any jurisdiction in which it is not so subject or to qualify as a foreign corporation in any jurisdiction where the Company is not so qualified); (v) notify Purchaser at any time when a registration statement, prospectus and any amendments thereto relating to the Subject Shares covered by such registration statement and/or prospectus (and amendments thereto) is required to be delivered under the Securities Act within the appropriate period mentioned in clause (iii) above of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of Purchaser, prepare and furnish to Purchaser a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Subject Shares, such prospectus shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; (vi) at the request of Purchaser, if such Subject Shares are being sold through underwriters, furnish to the underwriters on the date that such Subject Shares are delivered to the underwriters for sale in connection with a registration pursuant to this Agreement, or, if such Subject Shares are not being sold through underwriters, furnish to Purchaser on the date that the registration statement with respect to such Subject Shares becomes effective (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Purchaser; and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Purchaser; (vii) otherwise use its best efforts to comply with all rules and regulations of the SEC, NASDAQ and any stock market on which the Subject Shares may be traded; (viii) take all such other action either necessary or desirable to permit the shares of Subject Stock held by the Purchaser to be registered and disposed of in accordance with the method of disposition described herein; and (ix) take all such other action so that the Subject Shares may be freely tradable in compliance with rules and regulations of NASDAQ or the exchange where the Subject Shares may be traded. If requested, and provided that the underwriter or underwriters are reasonably satisfactory to the Company, the Company shall enter into an underwriting agreement with a nationally recognized investment banking firm or firms containing representations, warranties, indemnities and agreements then customarily included by an issuer in underwriting agreements with respect to secondary distributions. The Company shall not cause the registration under the Securities Act of any other shares of its Common Stock or other Securities to become effective (other than registration of any employee stock plan, or registration in connection with any Rule 145 or similar transaction) during the effectiveness of a registration requested hereunder for an underwritten public offering if, in the judgment of the underwriter or underwriters, marketing factors would adversely affect the selling price of the Subject Stock. In connection with any offering of shares of Subject Stock registered pursuant to this Agreement, the Company shall furnish the Purchaser with unlegended certificates representing ownership of the shares of Subject Stock being sold in such denominations as the Purchaser shall request.

    5.  Standoff Agreement.  The Purchaser agrees in connection with any
        ------------------
registration of the Company's securities, upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of or otherwise dispose of any of the Subject Stock (other than those included in the registration pursuant to the exercise of rights hereunder) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 120 days) from the effective date of such registration as may be requested by the Company or such managing underwriters, provided that the officers and directors of the Company enter into similar agreements.

    6.  Expenses.
        --------

        (a) All regular expenses, other than discounts and commissions with respect to the Subject Stock to be registered by the Purchaser, incurred in connection with any registration pursuant to Section 2 and Section 3 shall be borne by the Company. The costs and expenses of any such registration shall include, without limitation, all fees and expenses of the Company's counsel and its accountants, all fees and expenses of one counsel for all the participating selling stockholders, including Purchaser, and all other costs and expenses of the Company incident to the preparation, printing and filing under the Securities Act of the registration statement and all amendments and supplements thereto and the cost of furnishing copies of each preliminary prospectus, each final prospectus and each amendment or supplement thereto to underwriters, dealers and other purchasers of the securities so registered, the costs and expenses incurred in connection with the qualification of such securities so registered under the "blue sky" laws of various jurisdictions, the fees and expenses of the Company's transfer agent and all other costs and expenses of complying with the provisions of this Section 1 with respect to such registration (collectively, "Registration Expenses"). However, the Company shall not be required to pay for any Registration Expenses of any registration proceeding begun pursuant to Section 2 if the registration request is subsequently withdrawn solely at the request of the Purchaser, in which case the Purchaser shall bear such expenses.

        (b) Excluding the Registration Expenses, the Purchaser (and other holders including any Common Stock in such registration) shall pay all other expenses incurred on its behalf (which shall include only those underwriting discounts and commissions related to its own shares of subject stock) with respect to any registration pursuant to Section 2 or 3, including any counsel for the Purchaser (other than counsel as provided in Section 6(a)) and all underwriting discounts and selling commissions with respect to the Subject Stock sold by them pursuant to such registration statement.

    7.  Indemnification.
        ---------------

        (a)  Indemnification by the Company.  In the case of any offering
             ------------------------------
registered pursuant to this Agreement, the Company agrees to indemnify and hold the Purchaser, each of its directors and officers, each underwriter of shares of Subject Stock under such registration and each person who controls any of the foregoing within the meaning of the Securities Act harmless against any and all losses, claims, damages or liabilities (including legal costs and expenses) including any of the foregoing incurred in settlement of any litigation commenced or threatened, to which they or any of them may become subject under the Securities Act or any other statute or common law or otherwise, and to reimburse them, from time to time upon request, for any legal or other expenses incurred by them in connection with investigating any claims and defending any actions, insofar as any such losses, claims, damages, liabilities or actions shall arise out of or shall be based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the registration statement relating to the sale of such shares of Subject Stock, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus (as amended or supplemented if the Company shall have filed with the SEC any amendment thereof or supplement thereto) if used prior to the effective date of such registration statement or contained in the prospectus (as amended or supplemented if the Company shall have filed with the SEC any amendment thereof or supplement thereto), if used within the period during which the Company shall be required to keep the registration statement to which such prospectus relates current pursuant to the terms of this Agreement, or the omission or alleged omission to state therein (if so used) a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or (iii) any violation by the Company of the Securities Act, NASDAQ rules or state securities or blue sky laws applicable to the Company relating to any action or inaction in connection with the registration of any offering pursuant to this Agreement, provided, however, that the indemnification agreement contained in this Section 7(a) shall not apply to such losses, claims, damages, liabilities or actions which shall arise from the sale of shares of Subject Stock to any person if such losses, claims, damages, liabilities or actions shall arise out of or shall be based upon any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission shall have been (x) made in reliance upon and in conformity with information furnished in writing to the Company by Purchaser or any such underwriter specifically for use in connection with the preparation of the registration statement or any preliminary prospectus or prospectus contained in the registration statement or any such amendment thereof or supplement thereto, or (y) made in any preliminary prospectus, and the prospectus contained in the registration statement as declared effective or in the form filed by the Company with the SEC pursuant to Rule 424 under the Securities Act shall have corrected such statement or omission and a copy of such prospectus shall not have been sent or given to such person at or prior to the confirmation of such sale to him.

        (b)  Indemnification by the Purchaser.  In the case of each offering
             --------------------------------
registered pursuant to this Agreement, the Purchaser agrees, and each underwriter participating therein shall agree, in the same manner and to the same extent as set forth in Section 7(a) of this Agreement, to indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, its directors and those officers of the Company who shall have signed any such registration statement with respect to any statement in or omission from such registration statement or any preliminary prospectus (as amended or as supplemented, if amended or supplemented as aforesaid) or prospectus contained in such registration statement (as amended or as supplemented, if amended or supplemented as aforesaid), if such statement or omission shall have been made in reliance upon and in conformity with information furnished in writing to the Company by the Purchaser or such underwriter specifically for use in connection with the preparation of such registration statement or any preliminary prospectus or prospectus contained in such registration statement or any preliminary prospectus or prospectus contained in such registration statement or any such amendment thereof or supplement thereto, provided, however, that the maximum liability of the Purchaser in respect of such indemnification shall be the amount of net proceeds actually received by Purchaser from the sale of Subject Shares effected pursuant to such registration.

        (c)  Notice of Claims.  Each party indemnified under Section 7(a) or
             ----------------
Section 7(b) of this Agreement shall, promptly after receipt of notice of the commencement of any action against such indemnified party in respect of which indemnity may be sought, notify the indemnifying party in writing of the commencement thereof. The omission of any indemnified party so to notify an indemnifying party of any such action shall not relieve the indemnifying party from any liability in respect of such action which it may have to such indemnified party on account of the indemnity agreement contained in Section 7(a) or Section 7(b) of this Agreement, unless the indemnifying party was prejudiced by such omission, and in no event shall relieve the indemnifying party from any other liability which it may have to such indemnified party. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified parts of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under Section 7(a) or Section 7(b) of this Agreement for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. Notwithstanding the above, however, if representation of one or more indemnified parties by the counsel retained by the indemnifying party would be inappropriate due to actual conflicting interests between such indemnified parties (the "conflicting indemnified parties") and any other party represented by such counsel in such proceeding, then such conflicting indemnified parties shall have the right to retain one separate counsel, chosen by the holders of a majority of the Subject Stock included in the registration, at the expense of the indemnifying party. No indemnifying party, (i) in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, which consent shall not unreasonably be withheld, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation, or (ii) shall be liable for amounts paid in any settlement if such settlement is effected without the consent of the indemnifying party, which consent shall not be unreasonably withheld.

    8.  Termination of Registration Rights.  The registration rights granted
        ----------------------------------
pursuant to this Agreement shall terminate at such time as all shares of Subject Stock beneficially owned by the

Purchaser can be sold within any given three-month period without compliance with the registration requirements of the Securities Act pursuant to Rule 144 and a written opinion to that effect of legal counsel for the Company is delivered to the Purchaser which shall be reasonably satisfactory in form and substance to legal counsel for the Purchaser.

    9.  Notices.  Any notice or other communication given under this
        -------
Agreement shall be sufficient if in writing and sent by registered or certified mail or facsimile, return receipt requested, postage prepaid, to a party at its address set forth below (or at such other address as shall be designated for such purpose by such party in a written notice to the other party hereto):

        (a)  if to the Company, to it at:

             Pyramid Technology Corporation
             3860 N. First Street
             San Jose, CA  95134
             Attn:  Chief Financial Officer
             (408) 428-8820 (fax)

             with a copy to:

             Larry W. Sonsini, Esq.
             Wilson Sonsini Goodrich & Rosati
             650 Page Mill Road
             Palo Alto, CA 94304-1050
             (415) 496-4084 (fax)

        (b)  if to Purchaser, to it at:

             Siemens Nixdorf Information Systems, Inc.
             c/o Siemens Nixdorf Informationssysteme AG,
             Postcach 2160
             Furstenalle 7W-4790
             Paderborn, Germany
             Attn:  Mr. G. Schulmeyer
             011-4989-636-2519 (fax)

             with a copy to:

             Siemens Corporation
             1301 Avenue of the Americas, 42nd Floor
             New York, NY 10019
             Attn:  E. Robert Lupone, Legal Department
             (212) 258-4945 (fax)

All such notices and communications shall be effective when received by the addressee.

    10.  Captions and Headings.  The captions and headings used herein are
         ---------------------
for convenience and ease of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

    11.  Entire Agreement; Amendments.  This Agreement contains the entire
         ----------------------------
agreement among the parties hereto with respect to the transactions contemplated herein and supersedes all prior agreements and understandings among the parties relating to the subject matter hereof. This Agreement may be altered or amended only by an instrument in writing signed by the Company and the Purchaser.

    12.  Governing Law.  This Agreement is made subject to and shall be
         -------------
construed under the laws of the State of Delaware as applied to contracts entered into solely between residents of, and to be performed entirely within, such state. The parties agree that the state and federal courts situated in the State of Delaware shall have exclusive jurisdiction to resolve any disputes within respect to this Agreement, with each party irrevocably consenting to the jurisdiction thereof for any actions, suits or proceedings arising out of or relating to this Agreement. The parties hereto irrevocably waive trial by jury. In the event of any litigation hereunder, the prevailing party shall be entitled to costs and reasonable attorneys' fees. In the event of any breach of the provisions of this Agreement, the parties shall be entitled to equitable relief, including in the form of injunctions and orders for specific performance, where the applicable legal standards for such relief in such courts are met, in addition to all other remedies available to the parties with respect thereto at law or in equity. Notwithstanding anything to the contrary herein or which may be based on facts or circumstances pertaining to this Agreement, the Company hereby irrevocably and unconditionally waives and releases all rights and claims that it may now or hereafter have that Purchaser's parent, Siemens Aktiengesellschaft or any of Purchaser's Affiliates organized outside the United States (including Siemens Nixdorf Informationssysteme AG, ("SNI")), is subject to the jurisdiction of the federal and state courts of the United States with respect to this Agreement, provided that nothing in such waiver and release shall affect the Company's rights, if any, to pursue any claim whatsoever against Siemens Aktiengesellschaft or SNI in the courts of the Federal Republic of Germany. In addition, the Purchaser hereby irrevocably and unconditionally waives and releases all rights and claims that it may now or hereafter have that the Company is subject to the jurisdiction of the courts of the Federal Republic of Germany with respect to this Agreement, provided that nothing in such waiver and release shall affect Purchaser's rights, if any, to pursue any claim whatsoever against the Company in the federal or state courts of the United States.

    13.  Assignability.  This Agreement shall be binding upon and shall
         -------------
inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement may not be assigned by the Purchaser without the prior written consent of the Company except to its wholly-owned subsidiaries and Affiliates.

    14.  Severability.  If any provision of this Agreement or any portion
         ------------
thereof is finally determined to be unlawful or unenforceable, such provision or portion thereof shall be deemed to be severed from this Agreement. Every other provision, and any portion of such an invalidated provision that is not invalidated by such a determination, shall remain in full force and effect.

    15.  Counterparts.  This Agreement may be executed in counterpart
         ------------
copies, each of which shall be deemed an original and all of which, when taken together, shall constitute one instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective authorized officers as of the date aforesaid.


"COMPANY"                        PYRAMID TECHNOLOGY CORPORATION


                                 By:
                                    ------------------------------------
                                    Name:
                                    Title:


"PURCHASER"                      SIEMENS NIXDORF INFORMATION SYSTEMS, INC.


                                 By:
                                    ------------------------------------
                                    Name:
                                    Title:


                                 By:
                                    ------------------------------------
                                    Name:
                                    Title: